EXHIBIT F


                       JORDEN BURT BERENSON &JOHNSON LLP
                                SUITE 400 EAST
                      1025 THOMAS JEFFERSON STREET, N.W.
                          WASHINGTON, D.C. 2007-0805
                                (202) 985-8100
                           TELECOPIER (202) 965-8104



                                August 22, 1997



AIG Life Insurance Company
One Alico Plaza
Wilmington, Delaware 19899

Gentlemen:

      We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus contained in the Registration Statement on Form S-6 filed on August 22, 1997 by AIG Life Insurance Company and Variable Account II with the Securities and Exchange Commission under the Securities Act of 1933.


                               Very truly yours,


                              /s/Jorden Burt Berenson & Johnson LLP
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                                 Jorden Burt Berenson & Johnson LLP